                        UNITED STATE BANKRUPTCY COURT
                          FOR THE DISTRICT OF KANSAS

IN RE:                                 NEW YORK BAGEL
                                       CASE NO.    00-10275
       DEBTOR(S)                       CHAPTER 11


                               MONTHLY REPORT
                          FOR MONTH OF MARCH, 2000

                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING MARCH 29, 2000

  1  PROVIDE THE FOLLOWING INFORMATION REGARDING SALARIES/WAGES
     PAID/DUE.

     GROSS AMOUNT OF EXECUTIVE SALARIES PAID            18,000.02

               NAME                TITLE

     ROBERT J GERESI               C E O                9,692.32

     RICHARD R WEBB                C F O                8,307.70

     GROSS AMOUNT OF OTHER WAGES PAID                 192,541.45

     WERE ANY WAGES/ SALARIES DUE BUT NOT PAID FOR THIS CURRRENT
     MONTH?  YES  X   NO    .  IF YES, PROVIDE THE EMPLOYE'S NAME
     AND TITLE AND AMOUNT DUE.

     PAYROLL PAID ON 3/31/00 SCHEDULE 1A               81,413.61

  2  PROVIDE THE FOLLOWING INFORMATION REGARDING TAXES PAID/DUE.

     ARE ALL POST-PETITION FEDERAL AND STATE TAXES PAID OR DEPOSITED
     FOR THE PERIOD?  YES           NO     X
     PROVIDE DOLLAR DETAIL OF TAXES FOR THIS PERIOD.

                                   AMOUNT DUE          TAXES PAID
     TYPE OF TAX                   FOR MONTH           DURING MONTH
                                                CK #    DATE         AMOUNT

     FEDERAL WITHHOLDING                        23538  MAR 7, 2000  26,147.28

     FICE WITHHOLDING               51,137.47   23837  MAR 21, 2000 24,990.19

     EMPLOYER'S FICA

     STATE WITHHOLDING             KANSAS       23539  MAR 15, 2000    564.77
                                   ALABAMA      23541  MAR 15, 2000    535.62
                                   OKLAHOMA            MAR 15, 2000  4,744.07

     SALES TAX                     ALABAMA       5058  MAR 14, 2000    304.67
                                   ALABAMA       5059  MAR 14, 2000    304.67
                                   KANSAS        5060  MAR 20, 2000  4,419.05
                                   OKLAHOMA      5057  MAR 13, 2000 29,824.56
                                   OKLAHOMA      5056  MAR 13, 2000    400.10

     OTHER TAXES

     ATTACH PHOTOCOPIES OF IRS FORM 6123 AND SIMILAR RECEIPT FROM THE STATE TAXING AUTHORITY TO VERIFY THE DEPOSITS OR PAYMENTS

                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING MARCH 29, 2000

  3  DOES ALL INSURANCE COVERAGE REMAIN IN EFFECT?   YES  X   NO

     TYPE                CARRIER             POLICY #            EXP DATE

     PROPERTY DAMAGE     TRAVELERS           BINDER 105403       MAY 2000

     LIABILITY           TRAVELERS           BINDER 105422       MAY 2000

     WORKERS COMP        PREFERRED EMPLYRS   BINDER 105382       MAY 2000
                         PREFERRED EMPLYRS   BINDRE 105402       MAY 2000

     OTHER

     AUTOMOBILE          TRAVELERS           BINDER 105423       MAY 2000

     PROPERTY/LIABILITY  TRAVELERS           BINDER 105420       MAY 2000

  4  DO ALL REQUIRED LICENSES REMAIN IN EFFECT?   YES   X    NO
               DESCRIPTION                   RENEWAL DATE

               FOOD/HEALTH                   VARIES BY STORE

  5  LIST DEBTS INCURRED WHICH HAVE NOT BEE PAID.
     (I.E. UTLITY BILLS, REPAIR BILLS, PROFESSIONAL FEES)

     DATE INCURRED                 CREDITOR            PURPOSE   AMOUNT

     VARIOUS                       VARIOUS                       16,584.28
               SCHEDULE 5A






                                                       TOTAL     16,584.28

                   CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                               CASE NO.  00-10275

                                   CHAPTER 11
                          MONTHLY REPORTING AFFIDAVIT
                      FOR THE MONTH ENDING MARCH 29, 2000

  6  CHECK [ X]  THAT THE FOLLOWING FORMS ARE ATTACHED:

     RECEIPTS AND DISBURSEMENTS STATEMENT              X

     INCOME STATEMENT                                  X

     BALANCE SHEET (QUARTERLY ONLY)                    X

     COPY OF BANK STATEMENT (S)                        X

     FORM 6123                                         X

     COPY OF CHAPTER 11 QUARTERLY FEE                  HAVE NOT RECEIVED A
               PAYMENT REPORT (INCLUDE FOR MONTH       PAYMENT REPORT AT THIS
               DURING WHICH FEE IS PAID)               TIME

I (WE) DECLARE UNDER PENALTY OF PERJURY THAT THIS REPORT AND ATTACHED STATEMENTS ARE TRUE AND CORRECT TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF.


DATED:  APRIL 14, 2000   DEBTOR:             RICHARD R. WEBB               *

                         CO-DEBTOR:                                       **


* THIS REPORT MUST BE SIGNED BY AN INDIVIDUAL HAVING SUFFICIENT KNOWLEDGE OF THE FACTS TO MAKE A TRUTHFUL AND FULL STATEMENT.

**   IF THIS IS A JOINT PETITION, BOTH HUSBAND AND WIFE MUST SIGN.

     NOTE:     THIS REPORT AND ATTACHED STATEMENTS ARE DUE FOR EACH
               CALENDAR MONTH PERIOD FROM TIME OF FILING PETITION (FIRST REPORT WILL BE FOR A SHORT PERIOD) UNTIL THE CASE IS DISMISSED, CONVERTED OR A PLAN IS CONFIRMED. THE REPORT IS DUE THE 15TH OF THE MONTH FOLLOWING THE REPORTING PERIOD. (IE. JANUARY REPORT IS DUE FEBRUARY 15TH)




     REV. 6/93                                         PAGE 3 OF 3

                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                              CASE NO.  00-10275

                                  CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING MARCH 29, 2000

                                BALANCE SHEET


ASSETS

       CASH                                      68,477.41
       ACCOUNTS RECEIVABLE                       18,879.50
       ACCOUNTS RECEIVABLE - ATOMIC BURRITO     175,000.00
       CREDIT CARD RECEIVABLE                    23,059.89
       NOTES RECEIVABLE                          11,094.31
       INVENTORY                                158,586.84
       PREPAID - OTHER                            1,899.84
       PREPAID INCOME TAXES                      65,470.91

       TOTAL CURRENT ASSETS                                        522,468.70

       INVESTMENT IN LAB                      2,787,938.43
       DEPOSITS                                  11,706.00
       LEASE ACQUISITION COST                    89,980.75

       TOTAL OTHER ASSETS                                        2,889,625.18

       RESTAURANT EQUIPMENT                   2,170,053.34
       FURNITURE & FIXTURES                     149,035.00
       LEASEHOLD IMPROVEMENTS                 2,837,165.84
       DELIVERY VEHICLES                         52,902.51
       ACCUMULATED DEPRECIATION              (1,794,722.31)
       IMPAIRMENT RESERVE                      (531,370.54)

       TOTAL FIXED ASSETS                                        2,883,063.84

       TOTAL ASSETS                                              6,295,157.72

PROVIDE AGING DETAIL OF ACCOUNTS RECEIVABLE BELOW.

       DETAIL OF ALL ACCOUNTS RECEIVABLE      RELATED
                                              PARTIES              OTHERS

       0 - 30 DAYS OLD                                             41,939.39
       31 - 60 DAYS OLD
       61 - 90 DAYS OLD
       OVER 90 DAYS OLD                       175,000.00
                    TOTAL
                                                                   PAGE 1 OF 3

                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                              CASE NO.  00-10275

                                  CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING MARCH 29, 2000

                                 BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT:
       PRE-PETITION:
       TRADE ACCOUNTS PAYABLE                   960,172.42
       ACCOUNTS PAYABLE - LAB                   496,756.72
       ACCRUED PAYROLL                                 -
       ACCRUED LEGAL                             19,350.34
       ACCRUED AUDIT                             25,000.00
       ACCRUED PROPERTY TAXES                    94,572.62
       ACCRUED INTEREST                          60,871.68
       ACCRUED OTHER                              2,952.00
       ACCRUED INSURANCE                               -
       CLOSED LEASE RESERVES                    283,995.38

       POST-PETITION:
       TRADE ACCOUNTS PAYABLE                    16,584.28
       ACCOUNTS PAYABLE - LAB                          -
       ACCOUNTS PAYABLE - PAYROLL TAXES          53,031.46
       ACCOUNTS PAYABLE - SALES TAXES            44,800.10
       ACCRUED PAYROLL                          122,150.61
       ACCRUED LEGAL                                   -
       ACCRUED AUDIT                                   -
       ACCRUED PROPERTY TAXES                          -
       ACCRUED OTHER                                   -
       ACCRUED INSURANCE                          7,155.64

       TOTAL CURRENT LIABILITIES                                  2,187,393.25

LONG TERM:
       PRE-PETITION
       NOTES PAYABLE - BANK OF AMERICA        1,532,395.71
       NOTES PAYABLE - STOCKHOLDERS             200,000.00
       NOTES PAYABLE - COMMERCIAL EQUITY         85,387.77
       DEBENTURES PAYABLE                        48,710.93
       DEFERRED RENT                             81,721.40
       DEFERRED TAXES PAYABLE                   (23,293.00)


       POST-PETITION
       NOTES PAYABLE - BANK OF AMERICA          100,000.00
       NOTES PAYABLE - STOCKHOLDERS                    -
       NOTES PAYABLE - COMMERCIAL EQUITY               -

       OTHER

       TOTAL LONG-TERM LIABILITIES                                2,024,822.81

       COMMON STOCK                              46,675.00
       TREASURY STOCK                           (17,974.90)
       ADDITIONAL PAID IN CAPITAL            13,390,769.48
       RETAINED EARNINGS - PRIOR            (10,950,940.96)
       RETAINED EARNINGS - CURRENT YEAR        (385,686.97)

       TOTAL SHAREHOLDERS EQUITY                                  2,082,841.66

       TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                  6,295,157.72

                   CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING MARCH 29, 2000

                          INCOME STATEMENT - TOTALS


                                                 PERIOD     YEAR TO DATE

     INCOME - SALES                        604,921.12      1,677,592.03
     FRANCHISE/ROYALTY                                        10,000.00
     OTHER INCOME                              596.04          3,866.55
     GAIN/(LOSS) OF SALE OF ASSETS        (127,865.76)      (243,516.85)

     TOTAL INCOME                          477,651.40      1,447,941.73

     COST OF SALES                         247,101.79        700,561.13

     GROSS MARGIN                          230,549.61        747,380.60

     SALARIES & BENEFITS                   256,190.19        698,397.56
     PAYROLL TAXES                          21,418.77         59,353.04

     TOTAL PAYROLL RELATED EXPENSES        277,608.96        757,750.60

     EXPENSES

     REPAIRS & MAINTENANCE                  15,199.45         29,514.10
     UTILITIES                              15,695.73         50,474.60
     RENT EXPENSE - BUILDINGS               45,643.73        135,562.86
     RENT EXPENSE - EQUIPMENT                1,816.60          6,721.65
     RENT EXPENSE - VEHICLES                   643.71          3,613.40
     RENT EXPENSE - OTHER                      270.90            725.60
     OPERATING SUPPLIES & EXPENSES          22,776.09         60,461.55
     CASH OVER/SHORT                         3,361.17          5,816.18
     SECURITY                                  268.57            771.21
     BANK/CREDIT CARD SERVICE CHARGES        2,292.09          8,118.20
     LEGAL/ACCOUNTING/CONSULTING               951.50         13,803.89
     INSURANCE - GENERAL/WORKERS COMP        5,933.29         30,673.28
     INSURANCE - HEALTH                      4,367.46         14,732.63
     TRAVEL EXPENSES                         1,882.78          3,725.40
     INTEREST EXPENSE                         (686.50)        (1,738.08)
     ADVERTISING AND PROMOTIONS              3,654.19         12,340.50

     TOTAL EXPENSES                        124,070.76        375,316.97

     NET INCOME/(LOSS)                    (171,130.11)      (385,686.97)

                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                     RECEIPTS AND DISBURSEMENTS STATEMENT
                     FOR THE MONTH ENDING MARCH 29, 2000

  1  BEGINNING CHECKBOOK BALANCE                                    63,224

  2  CASH RECEIPTS FOR THE MONTH
               COLLECTION OF ACCOUNT RECEIVABLE          27,010
               CASH SALES                               604,921
               SALARY                                       -
               PROCEED FROM LOANS                           -
               GOVERNMENT PAYMENTS                          -
               OTHER (INTEREST, DIVIDENDS, GIFTS)           -


               TOTAL CASH RECEIPTS FOR THE MONTH                   631,931

  3  CASH DISBURSEMENTS FOR THE MONTH

               PAYROLL (TWO CYCLES)                     168,876
               PAYROLL TAXES                             56,982
               SALES TAXES                               35,253
               PAID OUTS AT THE STORE LOCATIONS         266,975
               BANK STATEMENTS                            3,242
               ACCOUNTS PAYABLE CHECKS                   95,351
                                                                   626,678


  4  ENDING CHECKBOOK BALANCE (1+2-3)                               68,477


CASH SUMMARY - END OF MONTH

                         ACCOUNT NO OR LOCATION

PETTY CASH/CASH ON HAND            ALL STORES                        8,548

REGUALR CHECKING                   MAIN OPERATING ACCOUNT             (583)
                                   OKC MAIN ACCOUNT                 12,700
                                   TULSA MAIN ACCOUNT                2,897
                                   WICHITA MAIN ACCOUNT              7,064
                                   ALABAMA MAIN ACCOUNT                605
                                   CORPORATE ACCOUNT                   128
                                   ASSET ACCOUNT                        92
                                   STORE 11 ACCOUNT                    763
                                   STORE 12 ACCOUNT                  2,459
                                   STORE 13 ACCOUNT                  1,556

PAYROLL/TAX ACCOUNT                MAIN PAYROLL ACCT IN STILL       32,249

CD

OTHER

     TOTAL (SHOULD AGREE WITH 4. ABOVE)                             68,477


NOTE:  A COPY OF A BANK STATEMENT FROM EACH BANK ACCOUNT AND A
RECONCILIATION BETWEEN THE STATEMENT AND YOUR CHECKBOOK MUST ACCOMPANY THIS STATEMENT.

                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
          ATTACHMENT TO CASH RECEIPTS AND DISBURSEMENTS STATEMENT
                    FOR THE MONTH ENDING MARCH 29, 2000

                           LIST OF DISBURSEMENTS


NAME OF VENDOR          CK #               DESCRIPTION         AMOUNT

OKLAHOMA STATE HEALTH        50892    LICENSE                200.00
RANDY WEBB                   50893    TRAVEL/SUPPLIES        491.25
KGE KANSAS                   50894    UTILITIES              608.18
BELLSOUTH                    50895    UTILITIES              115.88
GREAT PLAINS COCA            50896    COST OF FOOD           270.75
OGE                          50897    UTILITIES            1,371.09
GMAC                         50898    RENT - VEHICLES        343.16
PSO                          50899    UTILITIES              404.09
CITY OF TULSA                50900    UTILITIES               91.73
AIRBORNE                     50901    SUPPLIES                50.70
DELANO BAKERY                50902    COST OF FOOD            82.35
S W BELL                     50903    UTILITIES              123.39
ORKIN EXTERM                 50904    UTILITIES               99.00
LUCENT TECHNOLOGIES          50905    RENT - EQUIP           312.79
CITY OF OKC                  50906    UTILITIES               50.00
TULSA FRUIT                  50907    COST OF FOOD            63.70
TCI CABLEVISION              50908    UTILITIES               45.42
SWISHER                      50909    SUPPLIES                41.50
COX COMMUNICATIONS           50910    UTILITIES               53.52
FALCON CAPITAL               50911    RENT - VEHICLES        694.14
ORKIN EXTERM                 50912    UTILITIES               33.00
ORKIN EXTERM                 50913    UTILITIES               38.50
PAYROLL EXPRESS              50914    PAYROLL SERVICE        474.50
FARM FRESH                   50915    COST OF FOOD            21.24
IKON OFFICE SOLUTIONS        50916    SUPPLIES                60.00
IOS CAPITAL                  50917    RENT - EQUIP           346.38
PITNEY BOWES                 50918    SUPPLIES                26.70
ROBBINS RESTAURANT           50919    REPAIRS                580.00
VOICESTREAM                  50920    UTILITIES              500.00
FEDERAL EXPRESS              50921    SUPPLIES               166.86
OGE                          50922    UTILITIES              494.57
PSO                          50923    UTILITIES              196.77
AIRBORNE                     50924    SUPPLIES                71.00
AMERICAN PARKING             50925    RENT - PARKING         270.90
ADT SECURITY                 50926    SECURITY                37.84
DELANO BAKERY                50927    COST OF FOOD           166.25
S W BELL                     50928    UTILITIES            1,054.34
S W BELL                     50929    UTILITIES              325.96
CITY OF OKC                  50930    UTILITIES               48.47
TULSA FRUIT                  50931    COST OF FOOD           181.14
GTE SOUTHWEST                50932    UTILITIES              155.76
TCI CABLEVISION              50933    UTILITIES               45.47
SWISHER                      50934    SUPPLIES                13.50
COX COMMUNICATIONS           50935    UTILITIES               62.04
NUCO2                        50936    COST OF FOOD            63.54
ENDO'S COFFEE                50937    COST OF FOOD           202.50
CITY OF OKC                  50938    UTILITIES               46.00
NORTHERN LEASING             50939    RENT - EQUIP           208.10
INSURANCE MANAGEMENT ASS     50940    INSURANCE - GENERAL 10,769.00
CITY OF EDMOND               50941     UTILITIES           1,550.00
KGE KANSAS GAS               50942     UTILITIES             730.60
BFI - TULSA                  50943     UTILITIES             249.98
OGE                          50944     UTILITIES             387.64
ONG                          50945     UTILITIES             359.82
ADT SECURITY                 50946     SECURITY               70.85
S W BELL                     50947     UTILITIES           1,231.19
ORKIN EXTERM                 50948     UTILITIES             148.50
ALL AMERICAN WASTE           50949     UTILITIES             528.35
TULSA FRUIT                  50950     COST OF FOOD           86.65
TCI CABLEVISION              50951     UTILITIES              42.31
FALCON CAPITAL               50952     RENT - VEHICLES       282.05
PERFORMANCE SOUND            50953     REPAIRS                45.00
PAYROLL EXPRESS              50954     PAYROLL SERVICE       497.75
FIRST USA BANK               50955     TRAVEL/SUPPLIES       260.25
BFI - WICHITA                50956     UTILITIES             367.00
POSTMASTER                   50957     SUPPLIES              114.00
STEPHEN BOWDEN               50958     MEDICAL PYMNT          88.00
MVP LIMITED PARTNERSHIP      50959     RENT                3,199.48
MARK ATKINSON                50960     RENT                1,170.00
RUTH FISHER                  50961     RENT                  900.00
EDMOND PLAZA                 50962     RENT                1,967.43
KOLL MANAGEMENT              50963     RENT                1,594.76
92 BRIXTON SQUARE            50964     RENT                1,529.99
WOODYARD TRUST               50965     RENT                  575.00
HARRY MARTON                 50966     RENT                  575.00
STAN CLARK                   50967     RENT                  175.00
ESKIMO JOE'S                 50968     RENT                  150.00
JAYNE ANN MOBLEY             50969     RENT                  948.28
KGE KANSAS GAS               50970     UTILITIES           3,831.10
BUILDERS INC                 50971     RENT                3,008.00
BAGEL LAND                   50972     RENT                2,875.00
CAMPUS CORNER                50973     RENT                2,175.00
HW ALLEN                     50974     RENT                2,679.00
LIGHTHOUSE ONE               50975     RENT                3,015.57
BELLSOUTH                    50976     UTILITIES             115.88
PRICE EDWARDS                50977     RENT                3,720.00
CITY OF STILLWATER           50978     UTILITIES             856.61
ONG                          50979     UTILITIES           1,188.94
PSO                          50980     UTILITIES           1,665.55
CITY OF TULSA                50981     UTILITIES             246.22
AIRBORNE                     50982     SUPPLIES              164.53
ADT SECURITY                 50983     SECURITY              169.48
INTERVEST FIRST PLACE        50984     RENT                2,074.28
S W BELL                     50985     UTILITIES             604.24
S W BELL                     50986     UTILITIES             219.44
PARK LANE SHOPPING           50987     RENT                1,600.00
CITY OF OKC                  50988     UTILITIES             186.59
QUICK TRIP                   50989     RENT                2,915.50
UNIDIAL COMMUNICATIONS       50990     UTILITIES             534.67
CITY OF TUSCALOOSA           50991     UTILITIES              46.44
FALCON CAPITAL               50992     RENT - VEHICLES       361.66
COMMERCIAL EQUITY            50993     RENT                7,300.00
VOID                         50994     VOID                 VOID
NUCO2                        50995     COST OF FOOD          437.54
LPV PROPERTIES               50996     RENT                3,615.00
DMX ATLANTA                  50997     UTILITIES              51.27
IKON OFFICE SOLUTIONS        50998     SUPPLIES              118.00
PRINCIPLE LIFE               50999     HEALTH INSURANCE    7,041.60
INTERNATIONAL TOURS          51000     TRAVEL                286.00
JR BRADLEY                   51001     RENT                  250.00

PAYROLL                                                  168,875.82
PAYROLL TAXES                                             56,981.93
SALES TAXES                                               35,253.05

PAID OUTS
COST OF GOODS SOLD                                       232,532.91
UTILITIES                                                  1,015.57
REPAIRS & MAINTENANCE                                     14,708.95
SUPPLIES                                                  15,356.18
CASH SHORTAGES                                             3,361.17

BANK STATEMENTS
SERVICE CHARGES                                            1,009.94
EQUIPMENT RENTAL                                             381.14
CREDIT CARD DISCOUNTS                                      1,578.37
BAD CHECKS                                                   272.06


          TOTAL DISBURSEMENTS FOR PERIOD                 626,678.05